Acquisition of Essentialis Inc. (Tables)	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Schedule of Purchase Price Consideration

The aggregate purchase price consideration was as follows (in thousands).

Fair value of stock consideration	$17,246
Fair value of contingent consideration	2,590
Total purchase price consideration	$19,836

Fair Values of Assets Acquired	The fair value of the asset acquired is as follows (in thousands).
Patents	$19,836
Net assets acquired	$19,836